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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 20, 2003


                              JLG INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number: 1-12123

           PENNSYLVANIA                                    25-1199382
 (State or other jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                       Identification No.)

           1 JLG DRIVE,
        MCCONNELLSBURG, PA                                 17233-9533
 (Address of principal executive                           (Zip Code)
            offices)

       Registrant's telephone number, including area code: (7l7) 485-5161


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure

 (information being furnished under Item 12. Results of Operations and Financial
                                   Condition)

In accordance with the instructions of the Securities and Exchange Commission, the following information, which is intended to be furnished pursuant to this Form 8-K under Item 12, "Results of Operations and Financial Condition," is being furnished under Item 9, "Regulation FD Disclosure."

On November 20, 2003, the Company issued a press release releasing and reviewing the Company's financial results for its fiscal quarter ended October 31, 2003. A copy of this press release, including unaudited consolidated condensed financial statements for the period ended October 31, 2003, is included as Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  99.1 Press release of JLG Industries, Inc. issued on November 20, 2003.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JLG INDUSTRIES, INC.
                                       (Registrant)



Date: November 20, 2003                /s/ James H. Woodward, Jr.
                                       -----------------------------------------
                                       James H. Woodward, Jr.
                                       Executive Vice President and
                                       Chief Financial Officer







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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press release of JLG Industries, Inc. issued on November 20,
                 2003.












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